Exhibit 32.1

AMENDED CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amended Quarterly Report on Form 10-Q/A of VR Holdings, Inc. for the fiscal quarter ending June 30, 2012, I, John E. Baker, Chief Executive Officer of VR Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Amended Quarterly Report on Form 10-Q/A for the fiscal quarter ending June 30, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Amende Quarterly Report on Form 10-Q/A for the fiscal quarter ending June 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of VR Holdings, Inc.

Dated: September 10, 2012

  /s/ John E. Baker

    John E. Baker, Chief Executive Officer of
   VR Holdings, Inc.